Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ Walter A. Scott	Chairman of the Board; Director	November 2, 2011
Walter A. Scott

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/Dominic J. Frederico	President and Chief Executive Officer (Principal Executive Officer); Director	November 2, 2011
Dominic J. Frederico

/s/ Dominic J. Frederico	Authorized Representative in the United States	November 2, 2011
Dominic J. Frederico

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ Robert A. Bailenson	Chief Financial Officer (Principal Financial and Accounting Officer)	November 2, 2011
Robert A. Bailenson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ Neil Baron	Director	November 2, 2011
Neil Baron

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ Francisco L. Borges	Director	November 2, 2011
Francisco L. Borges

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ G. Lawrence Buhl	Director	November 2, 2011
G. Lawrence Buhl

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ Stephen A. Cozen	Director	November 2, 2011
Stephen A. Cozen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ Patrick W. Kenny	Director	November 2, 2011
Patrick W. Kenny

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ Donald H. Layton	Director	November 2, 2011
Donald H. Layton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ Robin Monro-Davies	Director	November 2, 2011
Robin Monro-Davies

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ Michael T. O’Kane	Director	November 2, 2011
Michael T. O’Kane

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Assured Guaranty Ltd. (the “Company”) hereby constitute and appoint Dominic J. Frederico, Robert B. Mills, Robert A. Bailenson and James M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Act”), of common shares of the Company deliverable pursuant to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan or the Assured Guaranty Corp. Supplemental Executive Retirement Plan and any and all amendments (including post-effective amendments) to such Registration Statement and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Name	Position	Date

/s/ Wilbur L. Ross, Jr.	Director	November 2, 2011
Wilbur L. Ross, Jr.